Exhibit 99.1

Name and Address of Reporting Person:

SC Fundamental Value Fund, L.P.

747 Third Avenue

27th Floor

New York, New York 10017

Issuer Name and Ticker or Trading Symbol:

BFC Financial Corporation [BFCF]

Date of Earliest Transaction Required to be Reported:

February 1, 2009

Explanation of Responses:

This Form 4 is filed by SC Fundamental Value Fund, L.P. (the “Fund”), SC Fundamental LLC (“SCFLLC”), SC Fundamental Value BVI, LTD., Peter M. Collery (“Collery”), Neil H. Koffler (“Koffler”), John T. Bird (“Bird”), David A. Hurwitz (“Hurwitz”) and SC Fundamental LLC Employee Savings and Profit Sharing Plan (the “SC Plan”) (each a “Reporting Person”). Each Reporting Person is a member of a 13G Group reporting more than 10% ownership of the Common Stock of BFC Financial Corporation.

Reporting Person	Amount of Securities Beneficially Owned	Ownership Form: Direct (D) or Indirect (I)	Nature of Indirect Beneficial Ownership

SC Fundamental Value Fund, L.P.	1,787,666	D
SC Fundamental LLC	1,787,666	I	(1)
Peter M. Collery	1,787,666	I	(2)
Peter M. Collery	334,804	I	(3)
Neil H. Koffler	1,787,666	I	(4)
John T. Bird	1,787,666	I	(5)
David A. Hurwitz	1,787,666	I	(6)
SC Fundamental Value BVI, Ltd.	1,805,638	D
SC Fundamental LLC Employee Savings and Profit Sharing Plan	334,804	D

(1)	Includes shares owned by the Fund. SCFLLC is the general partner of the Fund.
(2)	Includes shares owned by SCFLLC. Collery is a member of SCFLCC.
(3)	Includes shares owned by the SC Plan. Collery is the sole trustee of the SC Plan.
(4)	Includes shares owned by SCFLLC. Koffler is a member of SCFLCC.
(5)	Includes shares owned by SCFLLC. Bird is a member of SCFLLC.
(6)	Includes shares owned by SCFLLC. Hurwitz is a member of SCFLLC.

Each Reporting Person disclaims beneficial ownership of all indirectly owned securities reported on this Form in excess of such Reporting Person’s pecuniary interest therein.

Joint Filer Information

Name of Reporting Person:	SC Fundamental Value Fund, L.P.

Address:	747 Third Avenue, 27th Floor
New York, NY 10017

Issuer and Ticker Symbol:	BFC Financial Corporation [BFCF]

Date of Earliest Transaction Required to be Reported:	February 5, 2009
Relationship of Reporting Persons to Issuer:	Member of 13G Group reporting more than 10% ownership.

Signature:	SC FUNDAMENTAL VALUE FUND, L.P.

By:	SC Fundamental LLC, as General Partner

By:	/s/ Neil H. Koffler
Neil H. Koffler, Member

Date:	May 4, 2009

Joint Filer Information

Name of Reporting Person:	SC Fundamental LLC

Address:	747 Third Avenue, 27th Floor
New York, NY 10017

Issuer and Ticker Symbol:	BFC Financial Corporation [BFCF]

Date of Earliest Transaction Required to be Reported:	February 5, 2009

Relationship of Reporting Persons to Issuer:	Member of 13G Group reporting more than 10% ownership.

Signature:	SC FUNDAMENTAL LLC

By:	/s/ Neil H. Koffler
Neil H. Koffler, Member

Date:                 May 4, 2009

Joint Filer Information

Name of Reporting Person:	SC Fundamental Value BVI, Ltd.

Address:	c/o MadisonGrey Fund Services (Cayman) Ltd.
P.O. Box 10290
Grand Cayman KY1-1003
Cayman Islands

Issuer and Ticker Symbol:	BFC Financial Corporation [BFCF]

Date of Earliest Transaction Required to be Reported:	February 5, 2009
Relationship of Reporting Persons to Issuer:	Member of 13G Group reporting more than 10% ownership.

Signature:	SC FUNDAMENTAL VALUE BVI, LTD.

By:	SC Fundamental BVI, Inc., as managing general partner of investment manager

By:	/s/ Neil H. Koffler
Neil H. Koffler, Vice President

Date:                 May 4, 2009

Joint Filer Information

Name of Reporting Person:	Peter M. Collery

Address:	747 Third Avenue, 27th Floor
New York, NY 10017

Issuer and Ticker Symbol:	BFC Financial Corporation [BFCF]

Date of Earliest Transaction Required to be Reported:	February 5, 2009
Relationship of Reporting Persons to Issuer:	Member of 13G Group reporting more than 10% ownership.

Signature:

/s/ Neil H. Koffler
Neil H. Koffler as Attorney-in-Fact for
Peter M. Collery (1)

Date:	May 4, 2009

(1) Executed by Neil H. Koffler as Attorney-in-Fact for Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 3 to the Amendment No. 1 to the Statement on Schedule 13G with respect to the Common Stock of ECC Capital Corporation, filed on February 14, 2007, and is incorporated herein by reference.

Joint Filer Information

Name of Reporting Person:	Neil H. Koffler

Address:	747 Third Avenue, 27th Floor
New York, NY 10017

Issuer and Ticker Symbol:	BFC Financial Corporation [BFCF]

Date of Earliest Transaction Required to be Reported:	February 5, 2009
Relationship of Reporting Persons to Issuer:	Member of 13G Group reporting more than 10% ownership.

Signature:

/s/ Neil H. Koffler
Neil H. Koffler

Date:                 May 4, 2009

Joint Filer Information

Name of Reporting Person:	John T. Bird

Address:	747 Third Avenue, 27th Floor
New York, NY 10017

Issuer and Ticker Symbol:	BFC Financial Corporation [BFCF]

Date of Earliest Transaction Required to be Reported:	February 5, 2009
Relationship of Reporting Persons to Issuer:	Member of 13G Group reporting more than 10% ownership.

Signature:

/s/ Neil H. Koffler
Neil H. Koffler as Attorney-in-Fact for John T. Bird (2)

Date:	May 4, 2009

(2) Executed by Neil H. Koffler as Attorney-in-Fact for John T. Bird. The Power of Attorney for Mr. Bird is attached as Exhibit 3 to the Statement on Schedule 13G with respect to the Common Stock of BFC Financial Corporation, filed on July 11, 2008, and is incorporated herein by reference.

Joint Filer Information

Name of Reporting Person:	David A. Hurwitz

Address:	747 Third Avenue, 27th Floor
New York, NY 10017

Issuer and Ticker Symbol:	BFC Financial Corporation [BFCF]

Date of Earliest Transaction Required to be Reported:	February 5, 2009
Relationship of Reporting Persons to Issuer:	Member of 13G Group reporting more than 10% ownership.

Signature:

/s/ Neil H. Koffler
Neil H. Koffler as Attorney-in-Fact for David A. Hurwitz (3)

Date:	May 4, 2009

(3) Executed by Neil H. Koffler as Attorney-in-Fact for David A. Hurwitz. The Power of Attorney for Mr. Hurwitz is attached as Exhibit 3 to the Amendment No. 4 to the Statement on Schedule 13G with respect to the Common Stock of MDU Communications International, Inc., filed on February 14, 2008, and is incorporated herein by reference.

Joint Filer Information

Name of Reporting Person:	SC Fundamental LLC Employee Savings And Profit Sharing Plan

Address:	747 Third Avenue, 27th Floor
New York, NY 10017

Issuer and Ticker Symbol:	BFC Financial Corporation [BFCF]

Date of Earliest Transaction Required to be Reported:	February 5, 2009
Relationship of Reporting Persons to Issuer:	Member of 13G Group reporting more than 10% ownership.

Signature:

/s/ Peter M. Collery
Peter M. Collery, Trustee

Date:	May 4, 2009